SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]
                  Check the appropriate box:

[ ]      Preliminary Proxy Statement               [ ] Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
         Definitive additional materials

         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             AETNA SERIES FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                                                        J. Scott Fox
                                                        President
                                                        Aetna Series Fund, Inc.

May 30, 2000

Dear Shareholder:


     I am writing to let you know that, as stated in the enclosed Proxy Statement, a special shareholder meeting will be held on July 28, 2000. The purpose of the meeting is for Shareholders of each of the following four series of Aetna Series Fund, Inc. ("the Company") to vote on the series' proposed liquidations: Aetna High Yield Fund, Aetna Index Plus Bond Fund, Aetna Mid Cap Fund, and Aetna Real Estate Securities Fund, and on amendments to the Company's charter necessary to reflect the liquidations.

     On March 1, the Board of Directors considered and agreed to submit to shareholders a proposal by the funds' investment adviser to liquidate these four funds. (The funds were closed to new direct investors on March 6 and to new retirement plan investment on May 15.) If approved by shareholders at the July 28 meeting, the liquidations will occur no later than September 1, 2000. FOR RETIREMENT PLAN PARTICIPANTS AND IRA ACCOUNTS, AN ALTERNATIVE INVESTMENT OPTION MUST BE ELECTED BY THAT DATE. Direct shareholders will receive a cash distribution equal to the value of their shares as of the close of business on the liquidation date, or may redeem their shares or exchange their shares into another Aetna fund at any time prior to the liquidation date. Please note, however, that only those direct shareholders who are invested in one of the liquidating funds through its liquidation date will benefit from the front-end sales charge reimbursement (Class A shareholders) and contingent deferred sales charge waivers (Class B shareholders) discussed in the Proxy Statement.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL DESCRIBED IN THE ENCLOSED PROXY STATEMENT. Their recommendation is based on a number of factors, including the Funds' inability to sell a sufficient number of shares to lower operating expenses, and poor sales trends. The reasons for recommending this course of action are described in detail in the Proxy Statement, which you should consider carefully before casting your vote.

     PLEASE VOTE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. Your vote is critical, no matter how large or small your holdings may be.


     If you are a shareholder of more than one fund, or have more than one account registered in your name, you will receive one proxy card for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE.


     If you have any questions before you vote, please call 1-800-238-6263, Option 2. We'll help you get the answers you need promptly. Thank you for your participation in this important matter.

Sincerely,


J. Scott Fox
(enclosures)

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF

                             Aetna Series Fund, Inc.
                              Aetna High Yield Fund
                               Aetna Mid Cap Fund
                           Aetna Index Plus Bond Fund
                        Aetna Real Estate Securities Fund

         A Special Meeting of the Shareholders (the "Special Meeting") of Aetna High Yield Fund, Aetna Mid Cap Fund, Aetna Index Plus Bond Fund and Aetna Real Estate Securities Fund (each a "Fund"), each a series of Aetna Series Fund, Inc. (the "Company"), will be held on July 28, 2000, at 10:00 a.m., Eastern time, at 10 State House Square, Hartford, Connecticut 06103-3602 for the following purposes:

1. to consider and vote on a Plan of Liquidation for each Fund and, in connection therewith, proposed amendments to the charter of the Company, as set forth in Articles of Amendment; and

2. to transact such other business as may properly come before the Special Meeting and any adjournments thereof.

         Please read the enclosed  proxy  statement  carefully  for  information
concerning  the  proposal  to  be  placed  before  the  Special   Meeting.   The
shareholders of each Fund will vote separately with respect to their Fund.

         Shareholders of record at the close of business on May 1, 2000 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                           By Order of the Board of Directors,


                                           Amy R. Doberman
                                           Secretary

May 30, 2000

                             AETNA SERIES FUND, INC.
                              Aetna High Yield Fund
                               Aetna Mid Cap Fund
                           Aetna Index Plus Bond Fund
                        Aetna Real Estate Securities Fund

                                 PROXY STATEMENT

                                  May 30, 2000

         This Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Special Meeting on the previous page for Aetna High Yield Fund, Aetna Mid Cap Fund, Aetna Index Plus Bond Fund and Aetna Real Estate Securities Fund (each a "Fund" and, collectively, the "Funds"), each a series of Aetna Series Fund, Inc. (the "Company"). The Company's Board of Directors (the "Board") is soliciting your vote for a Special Meeting of Shareholders of each Fund (the "Special Meeting") to be held at 10 State House Square, Hartford, Connecticut 06103-3602, on July 28, 2000, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.

         This Proxy Statement describes the matter that will be voted on at the Special Meeting (the "Proposal"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about May 30, 2000. Aeltus Investment Management, Inc. ("Aeltus"), the Funds' investment adviser, or its affiliates may contact Fund shareholders directly commencing in June 2000 to discuss the Proposal. The expenses incurred in connection with preparing this Proxy Statement and of all solicitations will be paid by Aeltus.

         A copy of the Company's Annual Report for the fiscal year ended October 31, 1999, was mailed to its shareholders on or about December 30, 1999. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain a copy of the Annual Report without charge, by writing to Aeltus
Investment Management, Inc., 10 State House Square, Hartford, Connecticut, 06103-3602, Attention: Wayne Baltzer, or by calling 1-888-423-5887.


         Shareholders of record on May 1, 2000 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the record date, each Fund offered four classes of shares to the public: Class A shares, Class B shares, Class C shares and Class I shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any; (b) the different distribution and/or service fees, if any, borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. As of the record date, each Fund had the following shares issued and outstanding:


                                Number of Shares Outstanding
                                as of May 1, 2000


Aetna High Yield Fund                          1,110,695.011
     Class A                                      88,443.465
     Class B                                      36,527.446
     Class C                                      25,971.464
     Class I                                    959,752.636

Aetna Mid Cap Fund                               407,340.138
     Class A                                      51,174.937
     Class B                                      11,376.682
     Class C                                      12,067.831
     Class I                                     332,720.688

Aetna Index Plus Bond Fund                     1,338,258.539
     Class A                                      61,744.135
     Class B                                      24,348.794
     Class C                                      29,495.199
     Class I                                   1,222,670.411


Aetna Real Estate Securities Fund               544,542.217
     Class A                                    111,020.594
     Class B                                     13,707.904
     Class C                                     21,756.083
     Class I                                    398,057.636

         To the best of the Company's knowledge, as of the record date, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 1. To the best of the Company's knowledge, as of the record date, none of the outstanding shares of the Funds were owned directly or beneficially by the Company's Directors.


          The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Meeting may be adjourned by a majority of those shareholders present in person or by proxy until a quorum exists. In addition, if a quorum is present but there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments to permit additional time for the solicitation of proxies.

         Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


         The Proposal must be approved by the affirmative vote by holders of a majority (more than 50%) of the outstanding voting securities of a Fund. Shareholders of each Fund will vote as a single class regardless of the class of shares they own. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal. Shares of each Fund owned beneficially by Aetna Inc. affiliates will be voted with respect to the Proposal in the same proportion as shares held by other shareholders of that Fund.

         The Proposal relates to all of the Funds but will be voted upon separately by the shareholders of each Fund. If the shareholders of one or more of the Funds do not approve the Proposal but the shareholders of the other Funds approve the Proposal, the Plan of Liquidation, and the related proposed amendments to the charter of the Company, as set forth in Articles of Amendment, will apply only to those Funds whose shareholders have approved the Proposal. Conforming changes will then be made to the Plan of Liquidation and Articles of Amendment, each of which is described below.


         The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Proxy votes may be revoked by written notice to Aeltus prior to the Special Meeting or by attending the Meeting in person and indicating that you want to vote your shares in person.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

                             MATTER TO BE ACTED UPON

                     PROPOSAL TO CONSIDER AND VOTE ON A PLAN
                 OF LIQUIDATION FOR EACH FUND AND, IN CONNECTION
                                   THEREWITH,
               PROPOSED AMENDMENTS TO THE CHARTER OF THE COMPANY,
                            AS SET FORTH IN ARTICLES
                                  OF AMENDMENT


         The Company's Board, including the Directors who are not "interested persons" of the Company, as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), has approved, and recommends that the shareholders of each Fund approve, a Plan of Liquidation for the Fund, and proposed amendments to the charter of the Company (the "Charter") in connection with the Plan of Liquidation, as set forth in Articles of Amendment appended to the Plan of Liquidation as an exhibit (the "Articles of Amendment"). THE SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON THIS PROPOSAL WITH RESPECT TO THEIR FUND.


BACKGROUND

         Aetna High Yield Fund ("High Yield Fund") and Aetna Real Estate Securities Fund ("Real Estate Fund") commenced operations on February 2, 1998, and Aetna Index Plus Bond Fund ("Index Plus Bond Fund") and Aetna Mid Cap Fund ("Mid Cap Fund") commenced operations on February 4, 1998, each as a series of the Company. The following table sets forth the level of each Fund's net assets as of October 31, 1999, the date of each Fund's most recent fiscal year end.

                                         Net Assets
                                         as of October 31, 1999

High Yield Fund                          $9,519,185
Mid Cap Fund                             $6,116,681
Index Plus Bond Fund                    $15,416,514
Real Estate Fund                         $4,379,530

         High Yield Fund has sought high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated below investment grade. Mid Cap Fund has sought growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations. Index Plus Bond Fund's objective has been maximum total return, consistent with preservation of capital, through investment in a diversified portfolio of fixed-income securities chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index. Real Estate Fund's objective has been maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

         The Funds have been slow to attract assets. The Funds' marketing efforts, as well as Aeltus' commitment to limit Fund expenses, have been unsuccessful in significantly increasing the size of the Funds. Since each Fund's inception, Aeltus has waived its fees and reimbursed the Fund for a significant portion of the Fund's operating expenses.

         For the most recent fiscal year, each Fund's operating expenses were:


                                    Ratio of               Ratio of Expenses
                                    Net Expenses           to Average Net Assets
                                    to Average             Before Reimbursement
Aetna High Yield Fund               Net Assets             and Waiver

     Class A                        1.20%                  2.23%
     Class B                        1.95%*                 2.98%*
     Class C                        1.95%                  2.98%
     Class I                        0.95%                  1.98%

Aetna Mid Cap Fund

     Class A                        1.40%                  2.97%
     Class B                        2.15%*                 3.72%*
     Class C                        2.15%                  3.72%
     Class I                        1.15%                  2.72%

Aetna Index Plus Bond Fund

     Class A                        0.85%                  1.48%
     Class B                        1.60%*                 2.23%*
     Class C                        1.35%                  1.98%
     Class I                        0.60%                  1.23%

Aetna Real Estate Securities Fund

     Class A                        1.55%                  3.65%
     Class B                        2.30%*                 4.40%*
     Class C                        2.30%                  4.40%
     Class I                        1.30%                  3.40%


* Annualized; period from March 1, 1999 (date of initial public offering) to October 31, 1999. Each Fund's expense ratio for the current fiscal year is expected to be substantially the same as the Fund's ratio for the previous year.



         The Funds have not been able to sell a sufficient number of shares to lower their operating expense ratios by spreading expenses over a larger asset base and, consequently, have had to rely on Aeltus' contractual commitment to limit the Funds' expenses. These contractual expense limitations terminate on December 31, 2000. In the event that the Proposal is not approved with respect to a Fund, Aeltus has indicated to the Board that it may not be willing to continue to waive fees and bear expenses of the Fund to maintain the Fund's expenses at current levels beyond December 31, 2000.


         At a March 1, 2000 meeting, the Board reviewed a number of factors in consideration of the proposal to liquidate the Funds, including the amount of each Fund's net assets, each Fund's expense ratio (with and without the waiver and reimbursement of expenses by Aeltus), and the likelihood that additional sales of each Fund's shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also reviewed the expenses that had been assumed by Aeltus during the life of each Fund, the efforts and expenses of the Company's principal underwriter to distribute shares of the Fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that Aeltus had not been able to collect or retain any significant advisory or administrative fees during the life of each Fund, that there appears to be little prospect that this will change in the near future, and that Aeltus is unwilling to subsidize indefinitely the operation of the Funds.


         The Board determined that an increase in Fund expenses attributable to the likely discontinuance or reduction of the fee waiver and reimbursement of Fund expenses in the future would adversely affect each Fund's performance.
Moreover, the availability of larger funds (unaffiliated with Aeltus) with similar objectives that are better able to operate on an efficient basis and provide higher returns to shareholders makes it unlikely that the Funds could realize significant increases in asset sizes and achieve economies of scale. The Board concluded, therefore, that it would be in the interests of each Fund's shareholders to liquidate the Fund promptly in accordance with a Plan of Liquidation (the "Plan").


         Aeltus and the Board have regularly reviewed developments and considered alternatives regarding the Funds, including whether a merger with or transfer of assets to another fund would be possible, and if such alternatives would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of each Fund and the absence of appropriate merger candidates (I.E., funds with similar investment objectives), Aeltus recommended and the Board agreed that liquidating the Funds is preferable to effectuating a merger or transfer of assets.


         In approving the Plan for each Fund, the Board received assurances from Aeltus that Aeltus or one of its affiliates would reimburse to each Class A shareholder receiving a liquidating distribution under the Plan any front-end sales charges paid by such shareholder. In addition, the Board approved the waiver of the contingent deferred sales charge ("CDSC") normally imposed upon Class B and Class C shareholders and, in certain instances, upon Class A shareholders, with respect to shareholders of those classes receiving liquidating distributions under the Plan. THE REIMBURSEMENT OF ANY FRONT-END SALES CHARGE AND THE WAIVER OF ANY APPLICABLE CDSC APPLY ONLY TO FUND
SHAREHOLDERS RECEIVING A LIQUIDATING DISTRIBUTION UNDER THE PLAN AND NOT TO SHAREHOLDERS WHO REDEEM THEIR FUND SHARES OR EXCHANGE INTO ANOTHER AETNA FUND PRIOR TO A FUND'S LIQUIDATION.

PLAN OF LIQUIDATION

         The Board has approved a Plan of Liquidation for the Funds, which is set forth in Exhibit 1 to this proxy statement and summarized below.

         The Plan will become effective with respect to a Fund on the date of its adoption and approval by the affirmative vote of a majority of all votes entitled to be cast on the Proposal by the holders of the outstanding voting shares of the Fund (the "Effective Date"). Following this approval, the applicable Fund will cease to invest its assets in accordance with its investment objective and, in an orderly manner, will sell all its portfolio securities in order to convert the Fund's assets to cash. The Fund will then make a cash distribution to each shareholder based on the shareholder's proportionate share of the Fund's net assets, after payment to (or reservation of assets for the payment to) all creditors of the Fund, in redemption and cancellation of the outstanding shares of the Fund. This distribution will be made as soon as possible after the Effective Date of the Plan with respect to a Fund, but in any event within thirty days thereafter. All shareholders of the Fund will receive information concerning the sources of the liquidating distribution. (See Section 7 of the Plan.)

         The date on which a Fund makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as its "Liquidation Date". (See Section 2 of the Plan). As of the close of business on the Liquidation Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purposes of winding up its business and affairs.

         The proportionate interest of each shareholder in the assets of a Fund shall be fixed on the basis of that shareholder's respective holdings as of the close of business on the Liquidation Date. On such date the books of the applicable Fund will be closed. (See Section 4 of the Plan.)


         Aeltus will bear all expenses incurred in connection with carrying out the Plan that the Fund normally would not incur if it were to continue in business, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation. Normal operating expenses of each Fund will be borne by the respective Fund to the same extent such expenses would have been incurred absent a liquidation. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution will be borne by Aeltus. (See Section 8 of the Plan.)


         Under the Plan, the outstanding shares of each Fund will be cancelled and reclassified, as more fully described below (see Articles of Amendment, attached to the Plan as Exhibit A). The Plan provides that the Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to marshal the assets of each Fund and to effect the complete liquidation and termination of the existence of each Fund and the purposes to be accomplished by the Plan. (See Section 10 of the Plan.)

         Prior to the Liquidation Date, shareholders may redeem their Fund shares or exchange them for shares of another series of the Company in accordance with the procedures set forth in the current prospectus and retirement plan, trust agreement or custodial account agreement, as applicable, without waiting for the Fund to take any action respecting its liquidation.

         In  the  case  of   shareholders   that  are  retirement   plans,   the
determination of whether to redeem or exchange Fund shares held by the retirement plan prior to the Fund's liquidation and/or how liquidating cash distributions are to be reinvested must be communicated by the appropriate plan fiduciary in accordance with the terms of the applicable retirement plan, trust agreement or custodial account agreement. RETIREMENT PLAN PARTICIPANTS ARE URGED TO PROVIDE ALTERNATIVE ALLOCATION INSTRUCTIONS WITH RESPECT TO ASSETS INVESTED IN THE FUNDS. Those retirement plan participants who do not provide instructions prior to the Liquidation Date will have their proceeds distributed to their plan's trustee or custodian, which may be obligated to reinvest the proceeds of the distribution in accordance with any procedures outlined in their retirement plan, trust agreement or custodial account agreement. For certain retirement plan arrangements, participants must provide their plan fiduciary with explicit instruction on how to reinvest distributions. You should refer to your retirement plan documents or custodial account agreement, where applicable, for information on the reinvestment of distributions.

         ARTICLES OF AMENDMENT. In connection with the Plan, and as described therein, the Company's Charter is proposed to be amended, as set forth in the Articles of Amendment, as follows: (1) each unissued share of each Fund would be reclassified as, and would become, one unissued, unclassified share of capital stock of the Company; (2) each issued and outstanding share of each Fund would be cancelled and would be reclassified as one unissued, unclassified share of capital stock of the Company; and (3) the provisions of the Charter designating and classifying shares of stock of the Company into shares of each Fund and setting forth the attributes of such shares, would be deleted. A vote in favor of the Proposal will constitute a vote in favor of the proposed amendments to the Company's Charter as well as the Plan of Liquidation.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary provides general information regarding the federal income tax consequences to each Fund resulting from its liquidation and to its shareholders on their receipt of liquidating distributions from the Fund. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

         As discussed above, if the Plan is approved by its shareholders, each Fund will sell its assets and distribute the proceeds to the shareholders of record. Each Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code"), during the liquidation period and thus will not be taxed on any of its net gain realized from the sale of its assets.

         RETIREMENT PLAN PARTICIPANTS AND IRA ACCOUNT HOLDERS. Normally, a shareholder's receipt of a liquidating distribution would constitute a taxable event, as described more fully below; however, assets of retirement plans, such as plans that satisfy the requirements of section 401(a) or section 403(b)(7) of the Code ("Retirement Plans"), and assets held in Individual Retirement Accounts ("IRA Accounts"), generally are exempt from federal income tax until they are distributed to Retirement Plan participants or IRA Account holders, respectively. Liquidating distributions made in redemption and cancellation of fund shares held by any such Retirement Plan or IRA Account will not be taxable for federal income tax purposes as long as the proceeds received continue to be held under the Retirement Plan by the Retirement Plan's trustee or custodian or by the IRA custodian. THE PROCEEDS FROM THE LIQUIDATING DISTRIBUTION WOULD BE TAXABLE IMMEDIATELY TO THE EXTENT THEY ARE DISTRIBUTED FROM THE RETIREMENT PLAN TO A RETIREMENT PLAN PARTICIPANT, OR FROM THE IRA CUSTODIAN TO THE IRA ACCOUNT HOLDER, UNLESS THE PARTICIPANT OR IRA ACCOUNT HOLDER ROLLS THE DISTRIBUTION OVER IN ACCORDANCE WITH APPLICABLE LAW INTO AN ELIGIBLE RETIREMENT PLAN OR IRA ACCOUNT.

         NON-RETIREMENT PLAN SHAREHOLDERS. Shareholders who receive a liquidating distribution in redemption and cancellation of their Fund shares will be treated as having sold those shares for the amount of the liquidating distribution. A shareholder will recognize gain or loss on that sale measured by the difference between his, her, or its adjusted tax basis for the shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that each Fund is required to withhold 31% of liquidating distributions payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.

FAILURE TO APPROVE THE PROPOSAL WITH RESPECT TO A FUND

         If a Fund's shareholders do not approve the Plan, that Fund will continue to exist as a series of the Company in accordance with its stated investment objective and policies. The Board would then meet to consider what, if any, steps to take in the interests of shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE PLAN OF LIQUIDATION AND, IN CONNECTION THEREWITH, PROPOSED AMENDMENTS TO THE CHARTER OF THE COMPANY, AS SET FORTH IN
                             ARTICLES OF AMENDMENT.

                               GENERAL INFORMATION

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

         The investment adviser and administrator to each Fund is Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a part of the Aetna organization, and is an indirect wholly-owned subsidiary of Aetna Inc., a health care and financial services company with stock listed for trading on the New York Stock Exchange. The Company's principal underwriter is Aeltus Capital, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, a wholly-owned subsidiary of Aeltus and an indirect wholly-owned subsidiary of Aetna Inc.

                                 OTHER BUSINESS


         Aeltus knows of no other business to be presented at the Special Meeting other than the matter set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.


                              SHAREHOLDER PROPOSALS


         The Company's Charter and By-laws provide that the Company need not hold annual shareholder meetings, except as required by the Investment Company Act. Therefore, in the event that the Proposal is not approved by a Fund's shareholders, it is probable that no annual meeting of shareholders will be held in 2000 or in subsequent years until so required. For those years in which annual or special shareholder meetings are held, proposals which shareholders of a Fund intend to present for inclusion in the proxy materials with respect to the meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not guarantee its inclusion.

         Please complete the enclosed proxy card(s), as applicable, and return the card(s) promptly in the enclosed self-addressed, postage-paid envelope. You may revoke your proxy at any time prior to the Special Meeting by written notice to Aeltus or by submitting a proxy card bearing a later date.


                                     By Order of the Board of Directors,


                                     Amy R. Doberman
                                     Secretary

                                    EXHIBIT 1

                             AETNA SERIES FUND, INC.
                              Aetna High Yield Fund
                               Aetna Mid Cap Fund
                           Aetna Index Plus Bond Fund
                        Aetna Real Estate Securities Fund

                               PLAN OF LIQUIDATION

         This Plan of Liquidation ("Plan") is made by Aetna Series Fund, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Maryland, with respect to Aetna High Yield Fund, Aetna Mid Cap Fund, Aetna Index Plus Bond Fund and Aetna Real Estate Securities Fund (each a "Fund"), each a separate portfolio or series of stock, and a segregated portfolio of assets of the Company. Each Fund is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Plan is intended to accomplish the complete liquidation of each Fund and the redemption and cancellation of the outstanding shares thereof, in conformity with all provisions of Maryland law and the Company's Charter and By-laws.

         WHEREAS, due to the small size of the Funds, their high expense ratios absent fee waivers and expense reimbursements, the investment adviser's unwillingness to maintain indefinitely the Funds' expenses at current levels, and the relative lack of investor interest in the Funds, the Company's Board of Directors, on behalf of each Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund and to redeem and cancel the outstanding shares thereof; and


         WHEREAS, at a meeting of the Board of Directors of the Company on March 1, 2000, the Board of Directors considered and adopted this Plan as the method of liquidating each Fund and directed that this Plan be submitted to shareholders of each Fund for approval in accordance with applicable provisions of Maryland law and the Company's Charter and By-laws, including, but not limited to, Article Second, Section Seventh, Paragraph (e) of the Company's Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of Maryland (the "Department") on September 2, 1997.


         NOW THEREFORE, the liquidation of each Fund shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective with respect to a Fund only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting shares of the Fund. The date of such adoption and approval of the Plan by shareholders of a Fund is hereinafter called the "Effective Date" with respect to such Fund.

2. LIQUIDATION DATE. The date on which a Fund makes the liquidating distribution to shareholders, described in Section 7 below, and redeems and cancels its outstanding shares shall be known as the "Liquidation Date" with respect to such Fund.

3. CESSATION OF BUSINESS. As of the close of business on the Liquidation Date with respect to a Fund, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs.

4. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of a Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date. On such date, the books of the applicable Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the applicable Fund's assets shall not be transferable or redeemable.

5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date applicable to a Fund, all portfolio securities, and other assets, if any, of each Fund shall be converted to cash and cash equivalents.

6. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in
Section 7 below, subject to Section 8 below.

7. LIQUIDATING DISTRIBUTION. As soon as possible after the Effective Date of the Plan applicable to a Fund, but in no event later than 30 days after the Effective Date, the Fund shall deliver the following to each shareholder by mail, in complete redemption and cancellation of the shares of the Fund held by such shareholder: (a) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund as of the close of business on the Liquidation Date, and (b) information concerning the sources of the liquidating distribution.


8. MANAGEMENT AND EXPENSES OF A FUND SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. The Funds' investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), shall bear all expenses incurred in connection with carrying out this Plan with respect to each Fund including, but not limited to, all printing, legal and accounting fees and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution also will be borne by Aeltus.

9. POWER OF BOARD OF DIRECTORS. The Board of Directors and, subject to the approval of the Board, the Company's officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Company shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.


10. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the complete liquidation and termination of the existence of a Fund, and the distribution of the Fund's net assets to shareholders in redemption and cancellation of the outstanding shares of the Fund, in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.

11. FAILURE TO OBTAIN APPROVAL ON BEHALF OF ALL THE FUNDS. In the event that shareholders of a Fund do not approve this Plan with respect to such Fund, the Plan shall not apply to that Fund.

12. FILINGS WITH THE STATE OF MARYLAND. In connection with the Plan and in furtherance thereof, the Charter of the Company as currently in effect will be amended substantially as set forth in Articles of Amendment attached hereto as Exhibit A (the "Articles of Amendment") in order to provide for, among other things, the liquidation of the assets of each Fund, the distribution of the proceeds therefrom to the shareholders of the Fund and the cancellation of the outstanding shares of the Fund. The adoption and approval of the Plan by the shareholders of a Fund, by the affirmative vote of a majority of the outstanding voting securities of the Fund, shall constitute adoption and approval by such shareholders of the Articles of Amendment with respect to the Fund. In the event the shareholders of a Fund do not approve this Plan with respect to such Fund, the Articles of Amendment shall not apply to that Fund and the form thereof shall be adjusted accordingly. The Articles of Amendment pertaining to the Funds whose shareholders have approved the Plan shall be filed with the Department on, or as expeditiously as possible after, the Effective Date of the Plan with respect to such Funds.

AETNA SERIES FUND, INC.
On behalf of Aetna High Yield Fund,
Aetna Mid Cap Fund, Aetna Index Plus Bond Fund and
Aetna Real Estate Securities Fund


By: ______________________
J. Scott Fox, President

Accepted:


Aeltus Investment Management, Inc.


By: ______________________
Name:
Title:

                                    EXHIBIT A

                             AETNA SERIES FUND, INC.
                              ARTICLES OF AMENDMENT

AETNA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter referred to as the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

         FIRST: In connection with and in furtherance of a plan of liquidation of Aetna Real Estate Securities Fund, Aetna High Yield Fund, Aetna Mid Cap Fund and Aetna Index Plus Bond Fund, each a separate fund, and Series of stock of the Corporation (each a "Liquidating Series"), the Corporation hereby amends its Charter as currently in effect (the "Charter") to include the following:

          A. As of the Effective Date (as hereinafter defined):

               (i) each unissued share of each Liquidating Series of the Corporation, par value $0.01 per share, is hereby reclassified into, and shall become, one unissued unclassified share of capital stock of the Corporation; and

               (ii) the  Corporation  shall  proceed to sell and  liquidate  all assets belonging to each Liquidating Series and to pay from the proceeds thereof all liabilities belonging to such Liquidating Series. After payment of the liabilities belonging to such Liquidating Series, the remaining proceeds from the sale and liquidation of the assets belonging to such Liquidating Series shall be distributed as a liquidating distribution, as soon as practicable following the Effective Date, but in any event within thirty days thereafter, among the holders of the shares of such Liquidating Series. The date that the liquidating distribution is paid shall be the "Liquidation Date". Holders of the shares of the Liquidating Series shall receive a liquidating distribution in proportion to the number of such shares held by them and recorded on the books of the Corporation as of the close of business on the Liquidation Date.


          B. Upon payment by the Corporation of the liquidating distribution on the Liquidation Date to the holders of shares of each Liquidating Series, each issued and outstanding share of such Liquidating Series shall be cancelled and shall cease to be issued and outstanding, and each such cancelled share shall be reclassified into, and shall become, one unissued, unclassified share of capital stock of the Corporation.

          C. Upon cancellation of the issued and outstanding shares of each Liquidating Series, and the reclassification of such cancelled shares and all unissued shares of each such Liquidating Series to unissued, unclassified shares of capital stock of the Corporation, the provisions of the Charter designating and classifying shares of stock of the Corporation into shares of each Liquidating Series, establishing and describing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of each Liquidating Series and the description, and terms and conditions, of various classes of shares of each Liquidating Series, shall be deleted from the Charter of the Corporation. Such deletions from the Charter of the Corporation shall include only provisions of the Charter as they relate to shares of each Liquidating Series, and to the extent which any provisions of the Charter of the Corporation relate both to shares of a Liquidating Series and one or more other Series of stock of the Corporation, such provisions shall remain in the Charter but shall be deemed to apply only to such one or more other Series of stock of the Corporation.


         SECOND: The amendments to the Charter of the Corporation herein set forth were duly advised by the Board of Directors of the Corporation and approved by the stockholders entitled to vote thereon, as required by the Charter and By-laws of the Corporation and applicable law.

THIRD: The amendments set forth herein do not increase the authorized capital stock of the Corporation.

         FOURTH: The amendments set forth herein shall become effective as of the close of business on the date (the "Effective Date") which is the later of:
(i) ________________, 2000; and (ii) the date on which these Articles of Amendment, having been duly advised, approved, signed, acknowledged and sealed by the Corporation as required by the laws of the State of Maryland, and not having been abandoned prior to the Liquidation Date by majority vote of the entire Board of Directors of the Corporation, are filed for record with the Department.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its undersigned
President and witnessed or attested to by its undersigned Secretary as of the ____ day of ________________, 2000 and its undersigned President acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                                            AETNA SERIES FUND, INC.
                                            By:  _______________________________
                                                  J. Scott Fox, President

                                            ATTEST:
                                            By:  _______________________________
                                                  Amy R. Doberman, Secretary

                                                                      APPENDIX 1

            BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF A FUND

                                                                                                     AMOUNT AND NATURE
                                                                                                     OF BENEFICIAL       PERCENT OF
FUND NAME AND CLASS                          NAME AND ADDRESS OF BENEFICIAL OWNER                    OWNERSHIP*          CLASS
-------------------                          ------------------------------------                    ----------          ----------


Aetna Index Plus Bond Fund

     Class A                                 Aetna Life Insurance and Annuity Company                10,000.000          16.20%
                                             151 Farmington Avenue
                                             Hartford, CT 06103

                                             Donaldson Lufkin Jenrette Securities                    23,741.352          38.45%
                                             Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             John M. Neff & Lee C. Neff                              5234.980            8.48%
                                             5563 Holly Street
                                             Seattle, WA 98118-3450

     Class B                                 Florence H. Peterson                                    1,840.197           7.56%
                                             5815 Buck Court
                                             Westmont, IL 60559-2135

                                             DB Alex Brown LLC                                       3,415.146           14.03%
                                             PO Box 1346
                                             Baltimore, MD 21203

                                             Donaldson Lufkin Jenrette Securities                    5,815.322           23.88%
                                             Corporation Inc.
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-2052

                                             Fiserv Securities Inc.                                  5,204.727           21.38%
                                             Attn: Mutual Funds Dept.
                                             2005 Market Street, Suite 1200
                                             Philadelphia, PA 19103

     Class C                                 Aeltus Trust Company                                    9,068.558           30.75%
                                             FBO Richard Dunsay
                                             6404 Wilshire Boulevard #1001
                                             Los Angeles, CA 90048-5512

                                             Aeltus Trust Company                                    2,671.522           9.06%
                                             FBO Joan Brennan
                                             107 Clarendon Drive S
                                             Nashville, NC 27856

                                             Aetna Life Insurance and Annuity Company - Investment   7,814.229           26.49%
                                             151 Farmington Avenue
                                             Hartford, CT 06156

                                             Byron Cocke Wadell
                                             1301 Lexington                                          1,915.199           6.49%
                                             Corsicana, TX 75110-2098

                                             Jeanette Lebowsky
                                             365 Commodore Way #11                                   1,996.121           6.77%
                                             Perrysburg, OH 43551-2835

     Class I                                 Aetna Life Insurance and Annuity Company - Investment   1,209,774.721       98.95%
                                             151 Farmington Avenue
                                             Hartford, CT 06103

Aetna Mid Cap Fund

     Class A                                 Aeltus Trust Company                                    5,578.575           10.90%
                                             FBO Carol Sites
                                             876 Ironwood Drive
                                             San Jose, CA 95125-2814

                                             Aeltus Trust Company                                    2,824.803           5.52%
                                             FBO Raymond Sawusch
                                             1405 Brophy Avenue
                                             Park Ridge, IL 60068-5229

                                             Aetna Life Insurance and Annuity Account 151            10,000.000          19.54%
                                             Farmington Avenue
                                             Hartford, CT 06103

                                             Janney Montgomery Scott LLC                             3,677.525           7.19%
                                             Margaret Quam Glass Trust
                                             1801 Market Street
                                             Philadelphia, PA 19103-1675

                                             Janney Montgomery Scott LLC                             3,680.501           7.19%
                                             William Glass Trust
                                             1801 Market Street
                                             Philadelphia, PA 19103-1675

                                             Joseph R. Andreozzi                                     2,914.236           5.69%
                                             JMS LLC CUST FBO A/C 1156-3288
                                             178 Whipple Avenue
                                             Barrington, RI 02806-3036

                                             Robert Perry & Donald Perry TTEES                       2,642.049           5.16%
                                             Trust DTD 3/14/95
                                             5 Thomas Drive
                                             Cumberland, RI 02864

     Class B                                 Aetna Life Insurance and Annuity Company - Investment   9,354.794           82.15%
                                             151 Farmington Avenue
                                             Hartford, CT 06156

     Class C                                 Aetna Life Insurance and Annuity Company - Investment   8,729.157           68.61%
                                             151 Farmington Avenue
                                             Hartford, CT 06156

                                             Donaldson Lufkin Jenrette Securities  Corporation Inc.
                                             PO Box 2052                                             1,304.238           10.81
                                             Jersey City, NJ 07303

                                             Michael Ludlow & Debra Ludlow
                                             579 Spring Street
                                             Manchester, CT 06040-6745                               1,062.841           8.81%

                                             Aetna Life Insurance and Annuity Company - Investment
                                             151 Farmington Avenue
     Class I                                 Hartford, CT 06156                                      314,876.603         94.64%



Aetna Real Estate Securities Fund

     Class A                                 Aetna Life Insurance and Annuity Company                10,000.000          9.01%
                                             151 Farmington Avenue
                                             Hartford, CT 06156

                                             Donaldson Lufkin Jenrette Securities  Corporation Inc.  6,940.526           6.25%
                                             PO Box 2052
                                             Jersey City, NJ 07303

                                             Fleet National Bank
                                             151 Farmington Avenue                                   59,168.645          53.30%
                                             Central Valuation Unit TN41
                                             Hartford, CT 06156

                                             NFSC FEBO #301-092088
                                             FMT Co FBO Frank Litwin                                 6,182.523           5.57%
                                             21 Kidder Brook Road
                                             Ashford, CT 06278-1015


     Class B                                 Aetna Life Insurance and Annuity Company - Investment
                                             151 Farmington Avenue                                   12,706.480          92.69%
                                             Hartford, CT 06156

                                             Aetna Life Insurance and Annuity Company - Investment
                                             151 Farmington Avenue
     Class C                                 Hartford, CT 06156                                      10,582.011          48.64%

                                             Donaldson Lufkin Jenrette Securities  Corporation Inc.
                                             PO Box 2052                                              2,395.581          11.01%
                                             Jersey City, NJ 07303





     Class I                                 Aetna Life Insurance and Annuity Company - Additional   375,921.389         9.44%
                                             Investments
                                             151 Farmington Avenue
                                             Hartford, CT 06156
Aetna High Yield Fund

     Class A                                 Aeltus Trust Company                                    10,549.959          11.93%
                                             FBO Tawina Wooldridge
                                             Route One Box 53
                                             Minco, OK 73059

                                             Aetna Life Insurance and Annuity Company                10,000.000          11.31%
                                             151 Farmington Avenue
                                             Hartford, CT 06156

                                             Donaldson Lufkin Jenrette Securities  Corporation Inc.  4,977.902           5.63%
                                             PO Box 2052
                                             Jersey City, NJ 07303

                                             Fleet National Bank

                                             151 Farmington Avenue                                   23,917.881          27.04%
                                             Central Valuation Unit TN41
                                             Hartford, CT 06156

                                             Donaldson Lufkin Jenrette Securities  Corporation Inc.
     Class B                                 PO Box 2052                                             3,867.617           10.59%
                                             Jersey City, NJ 07303

                                             Dorothy Echols
                                             712 Kasick Drive
                                             St. Albans, WV 25177                                    3,420.753           9.36%

                                             Janney Montgomery Scott LLC
                                             Pearl Ginsberg TTEE
                                             1801 Market Street                                      10,844.749          29.69%
                                             Philadelphia, PA 19103-1675

                                             Janney Montgomery Scott LLC
                                             Edward Rohmer Trust
                                             1801 Market Street                                      15,389.016          42.13%
                                             Philadelphia, PA 19103-1675

     Class C                                 Donaldson Lufkin Jenrette Securities Corporation Inc.   18,497.061          71.22%
                                             PO Box 2052
                                             Jersey City, NJ 07303



     Class I                                 Aetna Life Insurance and Annuity Company - Additional
                                             Investment                                              938,874.669         97.82%
                                             151 Farmington Avenue
                                             Hartford, CT 06156

* Each of these  entities is the  shareholder  of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                             AETNA SERIES FUND, INC.
                             [Aetna High Yield Fund]
                              [Aetna Mid Cap Fund]
                          [Aetna Index Plus Bond Fund]
                       [Aetna Real Estate Securities Fund]

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF AETNA SERIES
                                   FUND, INC.

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

                         Dated: __________________, 2000

  Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.



                             X______________________

                             X______________________

                                  Signature(s)


Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders of [Aetna High Yield Fund/Aetna Mid Cap Fund/Aetna Index Plus Bond Fund/Aetna Real Estate Securities Fund] to be held at 10:00 a.m., Eastern Time, on July 28, 2000, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS J. SCOTT FOX AND AMY R. DOBERMAN TO VOTE THE SHARES LISTED ON THE FRONT OF THIS CARD AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

Please vote the shares listed on the front of this card by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


[   ] [box is filled in solidly]  EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Proposal: To approve the Plan of Liquidation for the Fund and, in connection therewith, proposed amendments to the Charter of Aetna Series Fund, Inc., as set forth in Articles of Amendment.

         [   ] FOR                  [   ] AGAINST             [   ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.